FLEXIBLE PREMIUM

VARIABLE ANNUITY - M

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement dated October 3, 2008

to the respective

Prospectus dated May 1, 2008

The following hereby amends, and to the extent inconsistent replaces, the corresponding share class of the following Funds in the prospectus:

TRANSAMERICA SERIES TRUST – INITIAL CLASS

Managed by AEGON USA Investment Management

Transamerica Index 50 VP

Transamerica Index 75 VP